                                                                  Exhibit (a)(2)

                               FORM OF ACCEPTANCE

TENARIS

                        EXCHANGE OFFER OF SIDERCA S.A. CLASS "A" ORDINARY SHARES
                                                FOR TENARIS S.A. ORDINARY SHARES

BBVA BANCO FRANCES S.A.
Exchange Agent in Argentina

                                                                      ACCEPTANCE
                                Date:                              Form No.
                                      ----------                            ----

1.    GENERAL CONSIDERATIONS

         All the information contained in this form are in the nature of a sworn statement and are complete, true and accurate at the date hereof.

The undersigned ("Acceptor(s)"), by the execution of this Form of Acceptance:
(a) represent that they know and unconditionally accept the prospectus approved by the Argentine Securities Commission (the "Prospectus") for the exchange offer of Siderca S.A. ("Siderca") Class "A" ordinary shares made by Tenaris S.A. ("Tenaris" or the "Offeror") in the Republic of Argentina (the "Offer"); (b) make all the representations and warranties included in the Prospectus and agree to comply with all of the commitments included in the Prospectus; (c) tender in exchange, pursuant to such terms and conditions as are provided in the Prospectus, the shares specified in Item 3, against the delivery, in consideration thereof, if the offer is consummated, of Tenaris shares in relation to the exchange indicated in the Prospectus; and (d) they grant the powers provided in the Prospectus.

This Form of Acceptance shall be deemed valid only upon the concurrent filing with BBVA Banco Frances S.A. ("Banco Frances" or the "Exchange Agent") of a Transfer Certificate issued by Caja de Valores S.A. or an Account Balance Statement issued by Santa Maria S.A.I.F. (both as defined in the Prospectus) as specified in Item 3. This Form of Acceptance, accompanied by the respective Transfer Certificate, must be filed, during normal business hours: (i) at the head office of Banco Frances, located at Reconquista 199, Federal Capital, until the expiration date of the Offer as set forth in the Prospectus (the "Expiration Date"), or (ii) at any branch of Banco Frances, up to, but not including two (2) stock exchange business days before the Expiration Date. If this Form of Acceptance is accompanied by an Account Balance Statement, this Form of Acceptance may only be filed at the Catalinas Branch of Banco Frances, located at Av. L. N. Alem 996, Autonomous City of Buenos Aires, up to, but not including two (2) stock exchange business days before the Expiration Date. This Form of Acceptance may be filed with Banco Frances by the Acceptor(s) directly or through their Custodian (agent, brokerage house or bank) with whom they deposit the Siderca shares. In the latter case, such filing must be made solely at Venezuela 538, 2nd Floor, Autonomous City of Buenos Aires or, in the case of Custodians residing in Argentina, any branches authorized to that effect, all in accordance with the provisions as to hours described in the Prospectus.

This acceptance may be withdrawn pursuant to the terms of the Offer as provided in the Prospectus, by means of the delivery of the Form of Withdrawal duly completed and signed by the Acceptor(s).

2.    DETAILS OF ACCEPTOR(S)

TYPE (PLACE AN X)        Non-profit Organization
                     ---
                         Private non-profit company
                     ---
                         Individual
                     ---
                         Foreign Financial Institute
                     ---
                         Insurance
                     ---
                         Other
                     ---

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Name:                             Identity Document (DNI, LE, LC, CI)
     -----------------------------                                   -----------

Address:                                                    Telephone
        ---------------------------------------------------           ----------

                                                   Legal Entities Tax
Town:                    ZIP Code          Identification Number (CUIT)
     --------------------        ----------                           ----------

Name:                             Identity Document (DNI, LE, LC, CI)
     -----------------------------                                   -----------

Address:                                                    Telephone
        ---------------------------------------------------           ----------

                                                   Legal Entities Tax
Town:                    ZIP Code          Identification Number (CUIT)
     --------------------        ----------                           ----------

Name:                             Identity Document (DNI, LE, LC, CI)
     -----------------------------                                   -----------

Address:                                                    Telephone
        ---------------------------------------------------           ----------

                                                   Legal Entities Tax
Town:                    ZIP Code          Identification Number (CUIT)
     --------------------        ----------                           ----------

Name:                             Identity Document (DNI, LE, LC, CI)
     -----------------------------                                   -----------

Address:                                                    Telephone
        ---------------------------------------------------           ----------

                                                   Legal Entities Tax
Town:                    ZIP Code          Identification Number (CUIT)
     --------------------        ----------                           ----------

3.    DETAILS OF SHARES

   Number of          Transfer                                                    Account Balance
Siderca Shares     Certificate No.    Depositor Number     Principal's Number      Statement No.
--------------     ---------------    ----------------     ------------------      -------------



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RECEIPT OF ACKNOWLEDGEMENT BY BANCO FRANCES S.A.

                                                            FORM OF    No.
                                                         ACCEPTANCE


Owner                                            Receiver's signature and stamp
     -----------------------------------------
Place and date
             ---------------------------------

Number of Siderca Shares    Transfer Certificate No.    Account Balance Statement No.
------------------------    ------------------------    -----------------------------



4.    FRACTIONS

If a Tenaris share fraction results from the exchange, the Peso amount resulting from the sale thereof as provided in the Prospectus shall be made available by an amount credited to:

[ ]  Savings Account       No.           Bank
                                         ---------------------------------------
[ ]  Checking Account                    Branch
                                         ---------------------------------------

5.    SIGNATURES

In the case of joint accounts, all the holders thereof must sign this Form of Acceptance. All signatures must be certified by a notary public as to the authenticity, legal capacity, and authority of the signatories; except when the shareholder or his/her legal or contractual representative appears personally before the Exchange Agent and provides satisfactory evidence of his/her identity and, if a legal or contractual representative appears, of his/her legal capacity and authority. Alternatively, the authenticity of a signature may be certified by a banking institution. The signature of a shareholder's spouse, for purposes of Section 1277 of the Civil Code, must be certified by a notary public as to the identity thereof and its character as such spouse, unless both spouses appear before the Exchange Agent and provide evidence, to the satisfaction thereof, of their identity and character.



--------------------------------------      ------------------------------------
         Holder's signature                          Holder's signature

--------------------------------------      ------------------------------------
                Name                                       Name

--------------------------------------      ------------------------------------
Signature certification                     Signature certification



--------------------------------------      ------------------------------------
 Spouse's signature (if applicable)          Spouse's signature (if applicable)


--------------------------------------      ------------------------------------
                Name                                       Name

--------------------------------------      ------------------------------------
Signature certification                     Signature certification


6.    ONLY WHEN FILING IS MADE BY A CUSTODIAN

Name of Custodian           Depositor in Savings Account       [ ] Institutional
                                                               [ ] Other

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                                RECEIPT OF ACKNOWLEDGEMENT BY BANCO FRANCES S.A.